WELLS FARGO VARIABLE TRUST

Growth Fund

Supplement dated August 31, 2001 to the

Prospectuses dated May 1, 2001, as

Supplemented May 17, 2001 and August 28, 2001

    Effective August 22, 2001, Deborah Meacock replaced Kelli Hill as a portfolio manager for the day-to-day management of the Growth Fund. Stephen Biggs remains as a portfolio manager for the Fund.

    Ms. Meacock has been a portfolio manager with Wells Capital Management Incorporated ("WCM") and Wells Fargo Bank Minnesota, N.A. (and its predecessor) for more than ten years. She is a Managing Director of separate account portfolio management, leading a team of portfolio managers in managing assets in a growth equity style for institutions, non-profit organizations and planned giving programs. Ms. Meacock received her undergraduate degree in Education/French from Oxford University, England, in 1976, and she is a Chartered Financial Analyst.

Asset Allocation Fund

International Equity Fund

Small Cap Growth Fund

Supplement dated August 31, 2001 to the

Statement of Additional Information dated May 1, 2001,

as Supplemented May 6, 2001

    The sub-section under "Management" entitled "Investment Sub-Advisers" is supplemented as follows:

    For providing investment sub-advisory services, Wells Capital Management Incorporated is entitled to receive the following annual fees, based on the average daily net assets of the following Funds: International Equity Fund, 0.35% of the first $200 million in assets, and 0.25% of assets over $200 million; Small Cap Growth Fund, 0.25% of the first $200 million in assets, and 0.20% of assets over $200 million. For providing investment sub-advisory services, Barclays Global Fund Advisors is entitled to receive the following annual fees, based on the average daily net assets of the Asset Allocation Fund: 0.15% of the first $900 million in assets, and 0.10% of assets over $900 million